PGIM INVESTMENTS | Bringing you the investment managers of Prudential Financial, Inc.
PGIM Income Builder Fund

A: PCGAX	C: PCCFX	R: PCLRX	Z: PDCZX	R6: PCGQX
SUMMARY PROSPECTUS  |  December 27, 2019, as reissued July 15, 2020
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can ﬁnd the Fund's Prospectus, Statement of Additional Information (SAI), Annual Report and other information about the Fund online at www.pgiminvestments.com/prospectus. You can also get this information at no cost by calling 1-800-225-1852 or by sending an e-mail to: prospectus@pgim.com. The Fund’s Prospectus and SAI, with the Prospectus and SAI being dated December 27, 2019, as supplemented and amended from time to time, and the Fund's Annual Report, dated October 31, 2019, are all incorporated by reference into (legally made a part of) this Summary Prospectus.
IMPORTANT INFORMATION
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.pgiminvestments.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-225-1852 or by sending an e-mail request to PGIM Investments at shareholderreports@pgim.com.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary or follow instructions included with this notice to elect to continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-225-1852 or send an email request to shareholderreports@pgim.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.
INVESTMENT OBJECTIVE
The investment objective of the Fund is to seek income and long-term capital growth.
FUND FEES AND EXPENSES
The tables below describe the sales charges, fees and expenses that you may pay if you buy and hold shares of the Fund. You may be required to pay commissions to a broker for transactions in Class Z shares, which are not reflected in the table or the example below. You may qualify for sales charge discounts if you and an eligible group of related investors purchase, or agree to purchase in the future, $25,000 or more in shares of the Fund or other funds in the PGIM Funds family. More information about these discounts as well as other waivers or discounts is available from your financial professional and is explained in Reducing or Waiving Class A's and Class C’s Sales Charges on page 48 of the Fund's Prospectus, Appendix A: Waivers and Discounts Available From Certain Financial Intermediaries on page 70 of the Fund's Prospectus and in Rights of Accumulation on page 70 of the Fund's Statement of Additional Information (SAI).
Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Class R	Class Z	Class R6
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.50%	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00%	1.00%	None	None	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None	None	None
Redemption fee	None	None	None	None	None
Exchange fee	None	None	None	None	None
Maximum account fee (accounts under $10,000)	$15	$15	None	None*	None
* Direct Transfer Agent Accounts holding under $10,000 of Class Z shares are subject to the $15 fee.
To enroll in e-delivery, go to pgiminvestments.com/edelivery
MFSP504A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class R	Class Z	Class R6
Management fee	0.70%	0.70%	0.70%	0.70%	0.70%
Distribution and service (12b-1) fees	0.30%	1.00%	0.75%	None	None
Other expenses	0.28%	0.26%	1.03%	0.27%	0.35%
Acquired Fund fees and expenses	0.10%	0.10%	0.10%	0.10%	0.10%
Total annual Fund operating expenses	1.38%	2.06%	2.58%	1.07%	1.15%
Fee waiver and/or expense reimbursement	(0.43)%	(0.36)%	(1.38)%	(0.37)%	(0.45)%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement(1,2)	0.95%	1.70%	1.20%	0.70%	0.70%
(1) PGIM Investments LLC (PGIM Investments) has contractually agreed, through February 28, 2021, to limit Total Annual Fund Operating Expenses after fee waivers and/or expense reimbursements to 0.95% of average daily net assets for Class A shares, 1.70% of average daily net assets for Class C shares, 1.20% of average daily net assets for Class R shares, 0.70% of average daily net assets for Class Z shares, and 0.70% of average daily net assets for Class R6 shares. This contractual waiver includes acquired fund fees and expenses, and excludes Fund and any acquired fund interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Where applicable, PGIM Investments agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, Total Annual Fund Operating Expenses for Class R6 shares will not exceed Total Annual Fund Operating Expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by PGIM Investments may be recouped by PGIM Investments within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This waiver may not be terminated prior to February 28, 2021 without the prior approval of the Fund’s Board of Trustees.
(2) The distributor has contractually agreed through February 28, 2021 to reduce its distribution and service (12b-1) fees for Class A shares to an annual rate of 0.25% of the average daily net assets of Class A shares and its distribution and service (12b-1) fees for Class R shares to an annual rate of 0.50% of the average daily net assets of Class R shares. These waivers may not be terminated prior to February 28, 2021 without the prior approval of the Fund’s Board of Trustees.
Example. The following hypothetical example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year, that the Fund's operating expenses remain the same (except that fee waivers or reimbursements, if any, are only reflected in the 1-Year figures) and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.
	If Shares Are Redeemed				If Shares Are Not Redeemed
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$543	$827	$1,132	$1,997	$543	$827	$1,132	$1,997
Class C	$273	$611	$1,075	$2,361	$173	$611	$1,075	$2,361
Class R	$122	$671	$1,246	$2,812	$122	$671	$1,246	$2,812
Class Z	$72	$304	$554	$1,272	$72	$304	$554	$1,272
Class R6	$72	$321	$589	$1,357	$72	$321	$589	$1,357
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the Fund's most recent fiscal year, the Fund's portfolio turnover rate was 110% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. In order to achieve its investment objective, the Fund seeks investments that are expected to both generate income and appreciate in value.  The Fund seeks to achieve its investment objective by investing in a diversified portfolio consisting of a wide variety of income-oriented investments and strategies within the equity and fixed income market segments. The Fund may invest approximately 20% to 80% of its total assets in equity and equity-related securities. The Fund also may invest approximately 20% to 80% of its total assets in fixed income investments. The Fund gains exposure to the equities and fixed income market segments by investing in varying combinations of other PGIM mutual funds (the Underlying PGIM Mutual Funds), PGIM exchange-traded funds (Underlying PGIM ETFs, and together with the Underlying PGIM Mutual Funds, the Underlying PGIM Funds), unaffiliated exchange-traded funds (ETFs) (collectively “Underlying Funds”) and direct investments by the Fund's subadvisers. Investments in Underlying Funds will be included in the applicable market segment based on the primary investment focus of the Underlying Funds.
QMA LLC (QMA), one of the Fund’s subadvisers, tactically allocates the Fund's assets among the different sub-classes within equity and equity-related securities and fixed income investments. Asset allocation decisions will be determined using a combination of quantitative tools and the judgment of QMA's investment professionals. To the extent consistent with the Fund’s investment objective, QMA’s asset allocation also may tactically invest up to 10% of the Fund’s total assets in a variety of ETFs, futures and swaps in new or current sub-classes within equities and fixed income investments (the “10% allocation”).

Equity and Equity-Related Securities. QMA, Jennison Associates LLC, PGIM Real Estate and PGIM Real Estate (UK) Limited serve as the subadvisers for the Fund’s equity and equity-related investments. The Fund's equity and equity-related securities include common stock, securities convertible or exchangeable for common stock or the cash value of such common stock, structured notes, preferred securities, warrants and rights, Underlying PGIM Funds, ETFs, investments in various types of business ventures including partnerships and joint ventures and business development companies, real estate securities, securities of real estate investment trusts (REITs) and income and royalty trusts, American Depositary Receipts and other similar securities issued by US or foreign companies of any market capitalization. The Fund may invest in securities issued in an initial public offering (IPO). The Fund may invest up to 25% of its total assets in publicly-traded master limited partnerships (MLPs).
Fixed Income Investments. PGIM Fixed Income serves as the subadviser for the Fund’s fixed income investments. The Fund's fixed income investments include Underlying Funds and all types of bonds of varying maturities and credit quality (including “junk” bonds), such as US Government securities, debentures, notes, commercial paper, mortgage-related and asset-backed securities, convertibles, loan assignments and participations, corporate debt securities, money market instruments, foreign securities (including emerging market securities) and other similar investments. Such investments may be denominated in US or foreign currencies (including currencies of emerging markets) and may consist of fixed income instruments of companies or governments of US or foreign issuers, including emerging markets.
The Fund's investments in high yield fixed income investments (commonly referred to as “junk” bonds) generally are rated either Ba1 or lower by Moody’s Investors Service, Inc. (Moody’s), BB+ or lower by S&P Global Ratings (S&P), or comparably rated by another nationally recognized statistical rating organization (NRSRO), or, if unrated, are considered by PGIM Fixed Income to be of comparable quality.
In managing the Fund’s assets, PGIM Fixed Income uses a combination of top-down economic analysis and bottom-up research in conjunction with proprietary quantitative models and risk management systems. In the top-down economic analysis, PGIM Fixed Income develops views on economic, policy and market trends. In its bottom-up research, PGIM Fixed Income develops an internal rating and outlook on issuers. The rating and outlook is determined based on a thorough review of the financial health and trends of the issuer. PGIM Fixed Income may also consider investment factors such as expected total return, yield, spread and potential for price appreciation as well as credit quality, maturity and risk. The Fund may invest in a security based upon the expected total return rather than the yield of such security.
Principal Risks
All investments have risks to some degree. An investment in the Fund is not guaranteed to achieve its investment objective; is not a deposit with a bank; is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and is subject to investment risks, including possible loss of your investment. The order of the below risk factors does not indicate the significance of any particular risk factor.
Set forth below is a description of the principal risks associated with an investment in the Fund either through direct investments or indirectly through the Fund’s investments in the Underlying Funds.
Affiliated Funds Risk. The Fund's manager serves as the manager of the Underlying PGIM Funds. It is possible that a conflict of interest among the Fund and the Underlying Funds could impact the manager and subadvisers. Because the amount of the investment management fees to be retained by the manager and the subadvisers may differ depending upon the Underlying Funds in which the Fund invests, there is a conflict of interest for the manager and the subadvisers in selecting the Underlying Funds. In addition, the manager and the subadvisers may have an incentive to take into account the effect on an Underlying Fund in which the Fund may invest in determining whether, and under what circumstances, to purchase or sell shares in that Underlying Fund. Although the manager and the subadvisers take steps to address the conflicts of interest, it is possible that the conflicts could impact the Fund. In addition, the subadvisers may invest in Underlying Funds that have a limited or no performance history.
Asset Allocation Risk. Asset allocation risk is the risk that the Fund’s assets may be allocated to an asset class that underperforms other asset classes. For example, fixed income securities may underperform equities.
Asset Class Variation Risk. The Underlying Funds invest principally in the securities constituting their asset class (i.e., domestic or international real estate, utilities, infrastructure, natural resources, MLPs and various types of fixed-income investments). However, under normal market conditions, an Underlying Fund may vary the percentage of its assets in these securities (subject to any applicable regulatory requirements). Depending upon the percentage of securities in a particular asset class held by the Underlying Funds at any given time and the percentage of the Fund’s assets invested in the Underlying Funds, the Fund’s actual exposure to the securities in a particular asset class may vary substantially from its allocation to that asset class.
Bond Obligations Risk. As with credit risk, market risk and interest rate risk, the Fund's holdings, share price, yield and total return may fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may lose income.

Credit Risk. This is the risk that the issuer, the guarantor or the insurer of a fixed income security, or the counterparty to a contract, may be unable or unwilling to make timely principal and interest payments, or to otherwise honor its obligations. Additionally, fixed income securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk.
Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, may at times result in unusually high market volatility, which could negatively impact performance. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.
Emerging Markets Risk. The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by non-US investors, or that prevent non-US investors from withdrawing their money at will. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa.
The Fund may invest in some emerging markets that subject it to risks such as those associated with illiquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.
Equity Securities Risk. The price of a particular stock the Fund owns could go down and you could lose money. In addition to an individual stock losing value, the value of the equity markets or a sector of them in which the Fund invests could go down. Different sectors of a market can react differently to adverse issuer, market, regulatory, political and economic developments.
Foreign Securities Risk. Investing in securities of non-US issuers generally involves more risk than investing in securities of US issuers. Foreign political, economic and legal systems, especially those in developing and emerging countries, may be less stable and more volatile than in the US. Foreign legal systems generally have fewer regulatory requirements than the US legal system. Additionally, the changing value of foreign currencies could also affect the value of the assets the Fund holds and the Fund's performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in foreign securities may be subject to non-US withholding and other taxes. Investments in emerging markets countries are subject to greater volatility and price declines. Low trading volumes may result in a lack of liquidity and in price volatility. In addition, such countries may have policies that restrict investment by foreign investors, or that prevent foreign investors from withdrawing their money at will.
Fund of Funds Risk. The value of an investment in the Fund will be related, to a degree, to the investment performance of the Underlying Funds in which it invests. Therefore, the principal risks of investing in the Fund are closely related to the principal risks associated with these Underlying Funds and their investments. Because the Fund’s allocation among different Underlying Funds and direct investments in securities and derivatives will vary, an investment in the Fund may be subject to any and all of these risks at different times and to different degrees. Investing in an Underlying Fund will also expose the Fund to a pro rata portion of the Underlying Fund’s fees and expenses. In addition, one Underlying Fund may buy the same securities that another Underlying Fund sells. Therefore, the Fund would indirectly bear the costs of these trades without accomplishing the investment purpose.
Increase in Expenses Risk. Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.
Infrastructure Companies Risk. Securities of infrastructure companies are more susceptible to adverse economic, social, political and regulatory occurrences affecting their industries. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, insufficient supply of necessary resources, increased competition from other providers of similar services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Certain infrastructure companies may operate in limited areas or have few sources of revenue.
Infrastructure companies may also be affected by or subject to:
■	regulation by various government authorities;
■	government regulation of rates charged to customers;
■	service interruption due to environmental, operational or other mishaps as well as political and social unrest;
■	the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards; and

■	general changes in market sentiment towards the assets of infrastructure companies.
Initial Public Offerings Risk. The volume of IPOs and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the stock market overall. If IPOs are brought to the market, availability may be limited and if the Fund desires to acquire shares in such an offering, it may not be able to buy any shares at the offering price, or if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. The prices of securities involved in IPOs are often subject to greater and more unpredictable price changes than more established stocks. Such unpredictability can have a dramatic impact on the Fund's performance (higher or lower) and any assumptions by investors based on the affected performance may be unwarranted. In addition, as Fund assets grow, the impact of IPO investments on performance will decline, which could reduce total returns.
Interest Rate Risk. This is the risk that the securities in which the Fund invests could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt obligations with longer maturities generally are more sensitive to interest rate changes. In addition, short-term and long-term interest rates do not necessarily move in the same direction or by the same amount. An instrument's reaction to interest rate changes depends on the timing of its interest and principal payments and the current interest rate for each of those time periods. Instruments with floating interest rates can be less sensitive to interest rate changes. The Fund may face a heightened level of interest rate risk since the US Federal Reserve Board has ended its quantitative easing program and may continue to raise rates. The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadvisers. Certain types of debt obligations are also subject to prepayment and extension risk. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund's holdings may fall sharply. This is referred to as “extension risk.”
Junk Bonds Risk. High-yield, high-risk bonds have predominantly speculative characteristics, including particularly high credit risk. Junk bonds tend to have lower market liquidity than higher-rated securities. The liquidity of particular issuers or industries within a particular investment category may shrink or disappear suddenly and without warning. The non-investment grade bond market can experience sudden and sharp price swings and become illiquid due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high profile default or a change in the market's psychology.
Large Shareholder and Large Scale Redemption Risk. Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.
Liquidity Risk. This is the risk that the Fund may invest to a greater degree in instruments that trade in lower volumes and may make investments that may be less liquid than other investments. It also includes the risk that the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell liquid securities at an unfavorable time and conditions.
Management Risk. Actively managed mutual funds are subject to management risk. The subadvisers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these techniques will produce the desired results. Additionally, the securities or Underlying Funds selected by the manager and/or subadvisers may underperform the markets in general, the Fund’s benchmarks and other mutual funds with similar investment objectives.
Market Capitalization Risk. The Fund may invest in companies of any market capitalization. Generally, the stock prices of small- and mid-cap companies are less stable than the prices of large-cap stocks and may present greater risks. Large capitalization companies as a group could fall out of favor with the market, causing the Fund to underperform compared to investments that focus on smaller capitalized companies.
Market Disruption and Geopolitical Risks. International wars or conflicts and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States or around the world, public health epidemics such as the outbreak of infectious diseases like the recent outbreak of coronavirus globally or the 2014–2016 outbreak in West Africa of the Ebola virus, and other similar events could adversely affect the U.S. and foreign financial markets, including increases in market volatility, reduced liquidity in the securities markets and government intervention, and may cause further long-term economic uncertainties in the United States and worldwide generally.
Master Limited Partnerships Risk. The risks of investing in an MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume and they may be relatively illiquid, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly-based companies. The Fund’s investments in MLPs also subject the Fund to risks associated with the specific industry or industries in which the MLPs invest, risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. Since MLPs generally conduct business in multiple states, the Fund may be subject to income or franchise tax in each of the states in which the partnership does business. The additional cost of preparing and filing the tax returns and paying the related taxes may adversely impact the Fund’s return on its investment in MLPs.
Multi-Manager Risk. While the manager monitors the investments of each subadviser and monitors the overall management of the Fund, each subadviser makes investment decisions for the asset classes it manages independently from one another. It is possible that the investment styles used by a subadviser in an asset class will not always be complementary to those used by others, which could adversely affect the performance of the Fund.
Portfolio Turnover Risk. The length of time the Fund has held a particular security is not generally a consideration in investment decisions. Under certain market conditions, the Fund’s turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. These transactions may result in realization of taxable capital gains. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s investment performance.
Real Estate Investment Trust (REIT) Risk. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by property/mortgage asset type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs (especially mortgage REITs) are subject to interest rate risks. Small capitalization REITs may have limited financial resources, may trade less frequently and in limited volume and may be subject to more abrupt or erratic price movements than larger company securities. REITs may incur significant amounts of leverage. The Fund’s investments in REITs may subject the Fund to duplicate management and/or advisory fees.
REITs must also meet certain requirements under the Internal Revenue Code of 1986, as amended (the Code) to avoid entity level tax and be eligible to pass-through certain tax attributes of their income to shareholders. REITs are consequently subject to the risk of failing to meet these requirements for favorable tax treatment and of failing to maintain their exemptions from registration under the Investment Company Act of 1940 (the 1940 Act). REITs are subject to the risks of changes in the Code affecting their tax status.
Real Estate Risk. The value of real estate securities in general, and REITs in particular, is subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “subprime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property, interest rates and, with respect to REITs, the management skill and creditworthiness of the issuer. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. The Fund will indirectly bear a portion of the expenses, which may include management fees, paid by each REIT in which it invests, in addition to the expenses of the Fund.
Because the Fund invests in real estate securities, including REITs, the Fund is subject to the risks of investing in the real estate industry, such as changes in general and local economic conditions, the supply and demand for real estate and changes in zoning and tax laws. Real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk. Because the Fund invests in stocks, there is the risk that the price of a particular stock could go down or pay lower-than-expected or no dividends. In addition to an individual stock losing value, the value of the equity markets or of companies comprising the real estate industry could go down.

Performance. The following bar chart shows the Fund's performance for Class Z shares for each full calendar year of operations or for the last 10 calendar years, whichever is shorter. The following table shows the Fund's average annual returns and also compares the Fund’s performance with the average annual total returns of an index or other benchmark. The bar chart and table demonstrate the risk of investing in the Fund by showing how returns can change from year to year.
Past performance (before and after taxes) does not mean that the Fund will achieve similar results in the future. Updated Fund performance information is available online at www.pgiminvestments.com.
Effective September 23, 2014, the Fund’s investment objective, strategies and policies were changed and QMA, Jennison Associates LLC, PGIM Fixed Income and PGIM Real Estate became the subadvisers to the Fund. The Fund’s performance prior to September 23, 2014 is not attributable to the Fund's current subadvisers or to its current investment strategies.

Best Quarter:		Worst Quarter:
9.80%	2nd Quarter 2009	-8.12%	4th Quarter 2018

1 Without the contractual expense limitation, the annual returns would have been lower. The total return for Class Z shares from January 1, 2019 to September 30, 2019 was 15.56%.
Average Annual Total Returns % (including sales charges) (as of 12-31-18)
Return Before Taxes	One Year	Five Years	Ten Years	Since Inception
Class A shares	-10.73%	0.72%	5.43%	-
Class C shares	-8.13%	0.91%	5.13%	-
Class R shares	-6.76%	1.43%	5.66%	-
Class R6 shares	-6.35%	N/A	N/A	0.67% (12-30-16)

Class Z Shares % (as of 12-31-18)
Return Before Taxes	-6.24%	1.94%	6.20%	-
Return After Taxes on Distributions	-7.45%	-0.25%	4.75%	-
Return After Taxes on Distributions and Sale of Fund Shares	-3.44%	0.91%	4.62%	-
° After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class Z shares. After-tax returns for other classes will vary due to differing sales charges and expenses.
Index % (reflects no deduction for fees, expenses or taxes) (as of 12-31-18)
S&P 500 Index	-4.38%	8.49%	13.11%	-
Bloomberg Barclays US Aggregate Bond Index	0.01%	2.52%	3.48%	-
MANAGEMENT OF THE FUND
Investment Manager	Subadvisers	Portfolio Managers	Title	Service Date
PGIM Investments LLC	QMA LLC	Edward L. Campbell, CFA	Managing Director and Portfolio Manager	September 2014
		Rory Cummings, CFA	Vice President and Portfolio Manager	September 2014
		Peter Vaiciunas, CFA	Vice President and Portfolio Manager	February 2018
	Jennison Associates LLC	Ubong “Bobby” Edemeka	Managing Director	September 2014
		Shaun Hong, CFA	Managing Director	September 2014
		Stephen J. Maresca, CFA	Managing Director	July 2016

Investment Manager	Subadvisers	Portfolio Managers	Title	Service Date
	PGIM Fixed Income PGIM Limited	Cathy L. Hepworth, CFA	Managing Director and Co-Head of PGIM Fixed Income's Emerging Markets Debt Team	September 2014
		Mariusz Banasiak, CFA	Principal and Head of PGIM Fixed Income’s Foreign Exchange Team	June 2017
		Robert Cignarella, CFA	Managing Director and Head of PGIM Fixed Income’s Leveraged Finance Team	September 2014
		Brian Clapp, CFA	Principal and a high yield portfolio manager	September 2014
		Robert Spano, CFA, CPA	Principal and a high yield portfolio manager	September 2014
		Daniel Thorogood, CFA	Vice President and a high yield portfolio manager	September 2014
		Ryan Kelly, CFA	Principal and a high yield portfolio manager	September 2014
	PGIM Real Estate	Rick J. Romano, CFA	Managing Director and Head of Global Real Estate Securities	September 2014
		Daniel Cooney, CFA	Executive Director and Portfolio Manager: North American Real Estate Securities	June 2018
		Kwok Wing Cheong, CFA	Executive Director and Portfolio Manager: Asian Real Estate Securities	May 2015
	PGIM Real Estate (UK) Limited	Michael Gallagher	Executive Director and Portfolio Manager: European Real Estate Securities	September 2014
BUYING AND SELLING FUND SHARES
	Class A*	Class C*	Class Z*	Class R*	Class R6
Minimum initial investment	$1,000	$1,000	None	None	None
Minimum subsequent investment	$100	$100	None	None	None
*Certain share classes were generally closed to investments by new group retirement plans effective June 1, 2018.  Please see “How to Buy, Sell and Exchange Fund Shares—Closure of Certain Share Classes to New Group Retirement Plans” in the Prospectus for more information.
For Class A and Class C shares, the minimum initial and subsequent investment for Automatic Investment Plan purchases is $50. Class R and Class R6 shares are generally not available for purchase by individuals. Class Z shares may be purchased by certain individuals, subject to certain requirements. Please see “How to Buy, Sell and Exchange Fund Shares—How to Buy Shares—Qualifying for Class R Shares,” “—Qualifying for Class Z Shares,” and “—Qualifying for Class R6 Shares” in the Fund’s Prospectus for purchase eligibility requirements.
Your financial intermediary may impose different investment minimums. You can purchase or redeem shares on any business day that the Fund is open through the Fund's transfer agent or through servicing agents, including brokers, dealers and other financial intermediaries appointed by the distributor to receive purchase and redemption orders. Current shareholders may also purchase or redeem shares through the Fund's website or by calling (800) 225-1852.
TAX INFORMATION
Dividends, Capital Gains and Taxes. The Fund's dividends and distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO FINANCIAL INTERMEDIaries
If you purchase Fund shares through a financial intermediary such as a broker-dealer, bank, retirement recordkeeper or other financial services firm, the Fund or its affiliates may pay the financial intermediary for the sale of Fund shares and/or for services to shareholders. This may create a conflict of interest by influencing the financial intermediary or its representatives to recommend the Fund over another investment. Ask your financial intermediary or representative or visit your financial intermediary’s website for more information.

Notes

Notes

By Mail:	Prudential Mutual Fund Services LLC, PO Box 9658, Providence, RI 02940
By Telephone:	800-225-1852 or 973-367-3529 (outside the US)
On the Internet:	www.pgiminvestments.com
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